Summary Prospectus    March 27, 2015
Laudus Mondrian Global Government Fixed Income Fund
Ticker Symbol:	LMGDX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.laudus.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated July 29, 2014, as supplemented October 1, 2014, February 27, 2015, and March 27, 2015, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund seeks long-term total return consistent with its value-oriented investment approach.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.68
Distribution (12b-1) fees	None
Other expenses	1.06
Total annual fund operating expenses	1.74
Less expense reduction	(0.89)
Total annual fund operating expenses after expense reduction[1]	0.85
[1]	The investment adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the fund to 0.85 until at least July 30, 2016. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$87	$369	$772	$1,899
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies
The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The fund is a global fund that invests in issuers located throughout the world, including in emerging countries. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the euro. The fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions of developed and emerging countries and of companies located within such countries. The fund may invest up to 10% of its net assets (determined at time of purchase) in fixed income securities rated below investment grade (sometimes called junk bonds), including government securities as discussed below. The fund may invest up to 20% of its net assets (determined at time of purchase) in corporate debt securities.
The fund may invest up to 40% of its net assets (determined at time of purchase) in securities denominated in the currencies of emerging countries. The fund may invest up to 50% of its net assets (determined at time of purchase) in securities denominated in U.S.
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dollars. The fund is considered “non-diversified”, which means that it may invest in the securities of relatively few issuers.
Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in fixed income securities issued by governments, government agencies or instrumentalities including government-sponsored entities and supra-national entities. The fund will notify its shareholders at least 60 days before changing this policy.
The subadviser’s approach in selecting investments for the fund is oriented to country selection and is value driven. In selecting instruments for the fund, the subadviser identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The subadviser conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today’s yield in each market and subtracts from it forecasted inflation for the next 1 to 2 years to identify value as a forward looking potential real yield. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation or even a zero allocation. The subadviser employs a discounted income stream methodology to attempt to isolate value across country boundaries. This approach focuses on future income and discounts the value of these payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.
The fund may invest in fixed income instruments with zero, variable, stepped or index-linked coupon bonds, and in the debt securities of supranational entities denominated in any currency. The fund also may invest in securities issued by the U.S. Government or its agencies and instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac.
The fund may actively carry on hedging activities, and may utilize a wide range of derivative instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging. Hedging and cross hedging may be used to identify value opportunities in the currency markets. The fund may also use derivatives as a substitute for taking a position in the underlying asset. The fund may lend its securities to certain financial institutions to earn additional income.
It is anticipated that the average weighted maturity of the fund will be in the 5- to 10-year range. If the subadviser anticipates a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if the subadviser anticipates a rising rate environment, the average weighted maturity may be shortened to less than 5 years.
The fund may buy and sell portfolio securities actively. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management risk. As with all actively managed funds, the fund is subject to the risk that its subadviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor bond selection or a focus on securities in a particular region may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Non-diversification risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities of a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Interest rate risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.
Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment grade (junk bonds) involve greater risk of price declines than investment grade securities due to actual or perceived changes in the issuer’s creditworthiness.
Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment
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strategy. These risks may be heightened in connection with investments in emerging markets.
Emerging markets risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, and, at times, it may be difficult to value such investments.
Currency risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies may involve risks that those currencies will decline in value relative to the U.S. dollar.
Derivatives risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.
High yield risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Leverage risks. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities.
Liquidity risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Securities lending risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows the fund's investment results for the prior calendar year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.laudus.com/prospectus.
Annual total returns (%) as of 12/31
Best quarter: 1.30% Q3 2013
Worst quarter: (3.85%) Q2 2013
Year-to-date performance (non-annualized and pre-tax) as of 6/30/2014: 3.94%
Average annual total returns (%) as of 12/31/13
	1 year	Since Inception (7/10/12)
Before taxes	(7.36%)	(4.85%)
After taxes on distributions	(7.56%)	(5.22%)
After taxes on distributions and sale of shares	(4.11%)	(3.79%)
Comparative Index (reflects no deduction for expenses or taxes)
Citigroup World Government Bond Index	(4.00%)	(1.75%)
Custom Composite Index[1]	(5.33%)	(2.68%)
[1]	The Custom Composite Index is composed of the Citigroup World Government Bond Index from the Fund’s inception until the close of business on 3/31/13, and a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index from 4/1/2013 forward.
Investment adviser
Charles Schwab Investment Management, Inc.
Subadviser
Mondrian Investment Partners Limited
Portfolio managers
Christopher Moth, Director and Chief Investment Officer for Global Fixed Income and Currency of the subadviser, has been a portfolio manager of the fund since its inception.
David Wakefield (CFA), Deputy Chief Investment Officer for the Global Fixed Income and Currency Team of the subadviser, has been a portfolio manager of the fund since its inception.
Joanna Bates, Senior Portfolio Manager Global Fixed Income Team of the subadviser, has been a portfolio manager of the fund since its inception.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. The minimum initial investment is $100 and there is no subsequent investment minimum. The minimum may be waived for certain investors or in the fund’s sole discretion.
You may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Investors must contact the transfer agent by phone or in writing to obtain an account application. Investors may contact the transfer agent:
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Laudus Mondrian Global Government Fixed Income Fund; Ticker Symbol:    LMGDX
•by telephone at 1-800-447-3332; or
•by mail to Boston Financial Data Services, Attn: Laudus Funds, P.O. Box 8032, Boston, MA 02266.
When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
REG67899-08    00140892
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